                      STATEMENT OF ADDITIONAL INFORMATION


                        September 30, 1995



This Statement of Additional Information is not a Prospectus but should be read in conjunction with the current Prospectus for Stratton Growth Fund, Inc. (the "Fund"), dated September 30, 1995. A copy of the Prospectus for the Fund may be obtained by contacting the Fund's "Distributor", Fund/Plan Broker Services, Inc., 2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874, or by telephoning (800) 634-5726.

                               TABLE OF CONTENTS

                                                                            Page

Statement of Additional Information .....................................
Investment Restrictions .................................................
Directors and Officers of the Fund.......................................
The Investment Advisor and Other Service Providers ......................

     The Investment Advisor .............................................
     Accounting Agent ...................................................
     The Administrator & Transfer Agent .................................
     Auditor & Custodian ................................................

Portfolio Transactions and Brokerage Commissions ........................
Retirement Plans ........................................................
Underwriter .............................................................
Additional Information Concerning Taxes .................................
Additional Information on Performance Calculations ......................
Miscellaneous ...........................................................
Financial Statements ....................................................

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read in conjunction with the Prospectus of the Fund having the same date as this Statement of Additional Information. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus of the Fund.

                            INVESTMENT RESTRICTIONS


Except as otherwise expressly provided herein, the Fund's investment objective, policies and restrictions may not be changed without approval by the holders of the lesser of: (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the Fund's outstanding shares.

THE FUND WILL NOT:

1. Invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities of the United States Government or agencies thereof.

2. Invest in more than 10% of any class of securities of any one issuer (except for government obligations) or in more than 10% of the voting securities of any one issuer.

3. Invest more than 5% of the value of its total assets in securities of companies which (including operations of their predecessors and of subsidiaries if the company is a holding company) have not had a record of at least three years of continuous operations and in equity securities which are not readily marketable (that is, with a limited trading market).

4. Borrow money, except from banks for temporary or emergency purposes (but not for investment purposes), provided that such borrowings shall not exceed 5% of its total assets (at the lower of cost or market value).

5. Underwrite the securities of other issuers or invest in securities under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities Act of 1933.

6.  Pledge, mortgage or hypothecate its assets.

7.  Invest for purposes of exercising management or control.

8. Invest in securities of other investment companies or in options, puts, calls, straddles, spreads or similar devices, or engage in arbitrage transactions or short sales.

9. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

10. Make loans to other persons except that this restriction shall not apply to government obligations, commercial paper or notes or other evidences of indebtedness which are publicly distributed.

11. Purchase or sell real estate or interests in real estate. This will not prevent the Fund from investing in publicly-held real estate investment trusts or marketable securities which may represent indirect interests in real estate.

12. Purchase or sell commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs.

13. Invest more than 2% of the value of its total assets in warrants. This restriction does not apply to warrants initially attached to securities purchased by the Fund. This restriction may be changed or eliminated at any time by the Board of Directors of the Fund without action by the Fund's shareholders.

14. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any officer or director of the Fund or its Investment Advisor owns beneficially more than 1/2 of 1%, and such officers and directors holding more than 1/2 of 1% together own beneficially more than 5% of the issuer's securities.

In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described above. To permit the sale of shares of the Fund in Texas, the Fund has agreed to the following additional, but not fundamental, restrictions:

     1. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities.

     2.  The Fund will not invest in real estate limited partnerships.

     3.  The Fund will not invest in oil, gas or mineral leases.

Should the Fund determine that these commitments or any other commitments are no longer in its best interests, it will revoke such commitments by terminating sales of its shares in the state involved.

The percentage limitations of investments are applied at the time an investment is made. An actual percentage in excess of a stated percentage limitation does not violate the limitation unless such excess exists immediately after an investment is made and results from the investment. In other words, appreciation or depreciation of the Fund's investments will not cause a violation of the limitations. In addition, the limitations will not be violated if the Fund receives securities by reason of a merger or other form of reorganization.


                      DIRECTORS AND OFFICERS OF THE FUND

The directors and executive officers of the Fund, their position with the Fund, their addresses, affiliations, if any, with the Investment Advisor, and principal occupations during the past five years are set forth below. Each of the directors named below is also a director of Stratton Monthly Dividend Shares, Inc. and The Stratton Funds, Inc. and each of the officers named below also holds the same position, unless otherwise noted, with Stratton Monthly Dividend Shares, Inc. and The Stratton Funds, Inc.:

James W. Stratton*                 Mr. Stratton is the Chairman of the Board of Directors and President of the
Director/Chairman                  Investment Advisor, Stratton Management Company.  He is a Director of ALCO
610 W. Germantown Pike             Standard (diversified distribution and manufacturing company), Amerigas
Suite 300                          Propane Ltd. (energy), FinDaTex, Inc. (financial services), Gilbert
Plymouth Meeting, PA  19462        Associates, Inc. (engineering/consulting services),  Teleflex, Inc. (aerospace controls and medical products) and UGI Corp.,Inc. (utility-natural- gas).

Lynne M. Cannon*                   Ms. Cannon is a Senior Vice President of Relationship Management of Fund/Plan
Director                           Services, Inc.  She was formerly employed as Vice President of Mutual Funds of
2 W. Elm Street                    Independence Capital Management, Inc. (investment advisor).  Prior to
Conshohocken, PA 19428             Independence Capital, she was Vice President of AMA Investment Advisors, Inc.
                                   (investment advisor & broker/dealer).

John J. Lombard, Jr.               Mr. Lombard is a partner in the law firm of Morgan, Lewis & Bockius.
Director
2000 One Logan Square
Philadelphia, PA  19103

Rose J. Randall                    Ms. Randall is a private investor.
Director
20 Laughlin Lane
Philadelphia, PA  19118

Henry A. Rentschler                Mr. Rentschler is a private investor.  He was formerly the President of Baldwin-
Director                           Hamilton Company, a division of Joy Environmental Equipment Co. (manufacturer of
P.O. Box 962                       renewal parts for Baldwin locomotives and diesel engines) and was also formerly
Paoli, PA  19301                   a Director of the Society for Industrial Archeology (which promotes the study and preservation of the physical survivals of our technological and industrial past).

Merritt N. Rhoad, Jr.              Mr. Rhoad is a private investor.  He was formerly a senior systems engineer with
Director                           International Business Machines Corporation.
640 Bridle Road
Custis Woods
Glenside, PA  19038

Alexander F. Smith                 Mr. Smith is a private investor.  He was formerly the Chairman and Director of
Director                           Gilbert Associates, Inc. (engineering services to the electric utility
Cricket Springs                    industry).
Geigertown, PA 19523

Richard W. Stevens                 Mr. Stevens is an attorney in private practice.  He was formerly a partner in
Director                           the law firm of Clark, Ladner, Fortenbaugh and Young.
One Jenkintown Station
115 W. Avenue, Suite 108
Jenkintown,  PA  19046

John A. Affleck*                   Mr. Affleck is a Senior Vice President and Director of the Investment Advisor,
President                          Stratton Management Company.  He is  Vice President of Stratton Monthly Dividend
610 W. Germantown Pike             Shares, Inc. and The Stratton Funds, Inc.
Suite 300
Plymouth Meeting,  PA  19462

Gerard E. Heffernan*               Mr. Heffernan is a Senior Vice President
Vice President                     and Director of the Investment Advisor,
610 W. Germantown Pike             Stratton Management Company.  He is
Suite 300                          President of Stratton Monthly Dividend
Plymouth Meeting, PA 19462         Shares, Inc. and Vice President of The
                                   Stratton Funds, Inc.  He is Secretary of
                                   FinDaTex, Inc.


Frank H. Reichel, III*             Mr. Reichel is a Vice President, a Director
Vice President                     and the Director of Research of the
610 W. Germantown Pike             Investment Advisor, Stratton Management
Suite 300                          Company.  He is President of The
Plymouth Meeting PA 19462          Stratton Funds, Inc. and Vice President
                                   of Stratton Monthly Dividend, Shares, Inc.


Joanne E. Kuzma*                   Mrs. Kuzma is the Director of Trading
Vice President                     and a Managing Partner of the Investment
610 W. Germantown Pike             Advisor, Stratton Management Company.
Suite 300                          She is Vice President of Compliance for
Plymouth Meeting PA 19462          The Stratton Funds, Inc. and Stratton
                                   Monthly Dividend Shares, Inc.


Patricia L. Sloan*                 Ms. Sloan is an employee of the Investment
Secretary/Treasurer                Advisor, Stratton Management Company.
610 W. Germantown Pike
Suite 300
Plymouth Meeting,  PA  19462


Carol L. Royce*                    Mrs. Royce is an employee of the Investment
Assistant Secretary/Treasurer      Advisor, Stratton Management Company.
610 W. Germantown Pike
Suite 300
Plymouth Meeting PA 19462


James A. Beers*                    Mr. Beers is an employee of the Investment
Assistant Secretary/Treasurer      Advisor, Stratton Management Company.
610 W. Germantown Pike
Suite 300
Plymouth Meeting PA 19462


*As defined in the 1940 Act, Messrs. Stratton, Affleck, Heffernan, Reichel, Mrs. Kuzma, Ms. Sloan, Mrs. Royce and Mr. Beers are "interested persons" of the Fund, by reason of their positions with the Fund's Investment Advisor. Ms. Cannon is an "interested person" of the Fund by reason of her employment with Fund/Plan Services, Inc. Several of the Directors and Officers of the Fund are controlling shareholders of FinDaTex, Inc., which acquired Fund/Plan on January 1, 1986.


The officers and directors of the Fund who are also officers or employees of the Advisor or Fund/Plan

Services, Inc. receive no direct compensation from the Fund for services to it. The Directors who are not "interested persons" of the Fund receive fees and expenses for each meeting of the Board of Directors they attend. Such Directors currently receive $750 for each Board Meeting attended, and an annual retainer of $4,000. The Directors serve in the same capacity for the other two funds in the Stratton Family of Funds complex. There are no separate audit, compensation or nominating committees of the Board of Directors.

Set forth below are the total fees which were paid to each of the directors who are not "interested persons" during the fiscal period ended May 31, 1995:

                             Aggregate Fees             Total Fees Paid
Director                  Paid by the Company         By the Fund Complex
--------                  -------------------         -------------------
John J. Lombard, Jr.           $1,260.73                     $7,750
Rose J. Randall                $1,133.75                     $7,000
Henry A. Rentschler            $1,260.73                     $7,750
Merritt N. Rhoad, Jr.          $1,260.73                     $7,750
Alexander F. Smith             $1,143.26                     $7,000
Richard Stevens                $1,143.26                     $7,000
Gordon L. Wahls                 $123.86                       $800


Shares of the Fund over which the officers and directors as a group exercise voting control or are owners of record aggregated 209,714 shares, or 14.2% of the outstanding shares at August 31, 1995.

As of August 31, 1995, James W. Stratton owned of record and beneficially or exercised voting control over 26,128 shares, or 8.5% of the outstanding shares of the Fund; as of that same date, the Profit Sharing Plan of the Investment Advisor owned 41,461 shares, or 2.8% of the Fund.


           THE INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

   The Investment Advisor

The Investment Advisory Agreement (the "Agreement") requires the Advisor to furnish research, statistical and administrative services and advice, reports and recommendations with respect to the Fund's portfolio, and to compute the net asset value of the Fund's shares and maintain the books and records of the Fund. The Agreement provides that the Advisor is not required to give the Fund preferential treatment as compared with the treatment given to any other customer or investment company. In addition, the Advisor furnishes to the Fund office space and facilities necessary in connection with the operation of the Fund. The Fund pays, or arranges for others to pay, all other expenses in connection with its operations.

The investment advisory fee payable under the Agreement is payable monthly, at an annual rate of 3/4 of 1% of the daily net asset value of the Fund. During the fiscal years ended May 31, 1993, 1994 and 1995, the fees paid to the Advisor were $171,718, $170,554 and $189,594 respectively.

The Advisor may charge the Fund monthly for its cost in providing (1) any equipment used in the Fund's operations; and (2) any administrative and accounting services for the Fund including, without limitation, maintaining financial records and bookkeeping, daily computation of net asset value per share, registration of the Fund and its securities with the SEC and under various state laws, and holding shareholders' meetings. The Advisor will in no event seek reimbursement of costs which would result in the net operating expenses of the Fund being in excess of two percent (2%) of the average net asset value of the Fund for any fiscal year. The Advisor's costs which are to be reimbursed are not intended to include any profit to the Advisor.

The Advisor has agreed to reimburse the Fund in an amount equal to the expenses of the Fund in any fiscal year which exceed the permissible limits applicable to the Fund in any state in which its shares are qualified for sale. At the present time, the most restrictive state limitation limits the Fund's annual expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and other expenses) subject to approval by state securities administrators to 2 1/2 % of the first $30 million, 2% of the next $70 million, and 1 1/2 % of the remaining average net assets. The operating expenses of the Fund will be accrued daily and any excess over the above described limitation will be reimbursed monthly. For the fiscal years ended May 31, 1993, 1994 and 1995, no such reimbursement of expenses was necessary.

Accounting Agent

Commencing in 1988, Fund/Plan Services, Inc. ("Fund/Plan") became the Fund's accounting services agent, and responsibility for certain accounting services (e.g. computation of the net asset value of the Fund's shares and maintenance of the Fund's books and financial records) were transferred from the Advisor to Fund/Plan. At that time the Advisor stopped receiving a monthly expense reimbursement from the Fund, and the Fund started to pay a monthly fee to Fund/Plan for these services. For this reason, the Advisor is not expected to receive expense reimbursements from the Fund in the foreseeable future.

During the fiscal years ended May 31, 1993, 1994 and 1995, there were no reimbursements paid to the Advisor. For the fiscal years ended May 31, 1993, 1994 and 1995, the Fund paid Fund/Plan $20,000 in fees pursuant to the accounting services agreement.

The Administrator & Transfer Agent

The Fund has also entered into an Administration Agreement with Fund/Plan dated March 1, 1990. As a result of this Administration Agreement, certain administrative responsibilities previously performed by the Advisor were transferred to Fund/Plan, including responsibility for all federal and state compliance matters. Fund/Plan is entitled to receives a fee payable monthly at the annual rate of $30,000. For the fiscal years ended May 31, 1993, 1994 and 1995 the Fund paid Fund/Plan $30,000. Although the Advisor was entitled to receive reimbursement from the Fund for the expenses incurred in the performance of these services, such reimbursement was never sought. Accordingly, the Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the Investment Advisory Agreement, to offset a significant portion of the fee that the Fund will incur under the Administration Agreement. This fee waiver can be terminated or reduced by the Advisor upon 60 days prior written notice to the Fund.

The Fund's transfer agent and dividend-paying agent is Fund/Plan Services, Inc., 2 W. Elm Street, Conshohocken, PA 19428. Fund/Plan was acquired by FinDaTex, Inc. on January 1, 1986. Certain directors and officers of Stratton Management Company, the Advisor to the Fund, and certain directors and officers of the Fund are controlling shareholders of FinDaTex, Inc. During the last fiscal year, Fund/Plan received $13.00 per account for providing this service.

Auditor and Custodian

The Fund's independent auditor is Tait, Weller & Baker. Their offices are located at 2 Penn Center Plaza, Suite 700, Philadelphia PA 19102-1707. The auditor's responsibilities are (1) to audit the annual financial statements of the Fund; and (2) to report to the Fund's Board of Directors on the internal control structure of the Fund.

The Bank of New York, 48 Wall Street, New York, NY 10286 serves as the custodian of the Fund's assets pursuant to a custodian agreement. Under such agreement, The Bank of New York (1) maintains a separate account or accounts in the name of the Fund; (2) holds and transfers portfolio securities on account of the Fund;
(3) accepts receipts and makes disbursements on money on behalf of the Fund; (4) collects and receives all income and other payments and distributions on account of the Fund's securities; and (5) makes periodic reports to the Board of Directors concerning the Fund's operations.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Fund seeks to obtain the best price and execution in all purchases and sales of securities, except when the authorization to pay higher commissions for research and services, as provided for in the Investment Advisory Agreement, is exercised. Purchases and sales of over-the-counter securities are ordinarily placed with primary market makers acting as principals. Consistent with its obligation to seek the best price and execution, the Fund may place some purchases and sales of portfolio securities with dealers or brokers who provide statistical and research information to the Advisor. Statistical and research services furnished by brokers through whom the Fund effects securities transactions in accordance with these procedures are ordinarily of general application and may be used by the Advisor in servicing other accounts as well as that of the Fund. In addition, not all such services may be used in connection with the Advisor's activities on behalf of the Fund. Portfolio transactions are assigned to brokers, and commission rates negotiated, based on an assessment of the reliability and quality of a broker's services, which may include research and statistical information such as reports on specific companies or groups of companies, pricing information, or broad overviews of the stock market and the economy.

Although investment decisions will be made independently from investment decisions made with respect to other clients advised by the Advisor, simultaneous transactions may occur on occasion when the same security is suitable for the investment objectives of more than one client. When two or more such clients are simultaneously engaged in the purchase or sale of the same security, to the extent possible the transactions will be averaged as to price and allocated among the clients in accordance with an equitable formula. In some cases this system could have a detrimental effect on the price or quantity of a security available to the Fund. In other cases, however, the ability of the Fund to participate with other clients of the Advisor in volume transactions may produce better executions for the Fund.

The Investment Advisory Agreement contains provisions which authorize the Advisor to recommend and cause the Fund to pay brokerage commissions in excess of commissions which might be charged by other brokers, where a determination is made that the amount of commission paid is reasonable in relation to the brokerage and research services provided by the broker to the Fund, viewed in terms of the particular transaction or the overall responsibilities of the Advisor with respect to the Fund. In addition, the Investment Advisory Agreement recognizes that the Advisor may, at its expense, acquire statistical and factual information, advice about economic factors and trends and other appropriate information from others in carrying out its obligations. During the fiscal years ended May 31 1993, 1994 and 1995, no brokerage commissions were paid by the Fund pursuant to the provision in the Investment Advisory Agreement permitting the Fund to pay commissions for brokerage and research services in excess of commissions that might have been charged by other brokers.

During the fiscal years ended May 31, 1993, 1994 and 1995, the Fund paid $29,061, $44,751 and $33,383 respectively, in brokerage commissions, substantially all of which were paid to brokers which had provided research, statistical data or pricing information to the Advisor. The variation in these commissions from year to year reflects primarily the amount of total net assets in the Fund and to a lesser extent the annual turnover rate. For the fiscal years ended May 31, 1993, 1994 and 1995, the Fund's portfolio turnover rate was 35.34%, 49.81% and 42.54 %, respectively.


                                RETIREMENT PLANS

Defined Contribution Plans

The Fund offers a profit sharing and a money purchase plan (the "Defined Contribution Plans") for use by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the Fund as a funding medium for a retirement plan qualified under the Internal Revenue Code.

Annual deductible contributions to the Defined Contribution Plans may generally be made on behalf of each participant in a total amount of up to the lesser of 20% of a self-employed participant's pre-contribution earned income (after reducing the earned income by the self-employed's deduction for 50% of his or her self-employment tax) (25% of a non-self-employed participant's wages) or $30,000. Unless the employer chooses to take Social Security contributions into account, the same percentage of earned income (or wages) must be contributed on behalf of each participant in the Defined Contribution Plans. Earned income and wages are generally limited for this purpose to $150,000 (for 1995 --- indexed for cost-of-living).

The Internal Revenue Code provides certain tax benefits for participants in a Defined Contribution Plan. For example, amounts contributed to a Defined Contribution Plan and earnings on such amounts are not taxed until distributed. However, distributions to a participant from a Defined Contribution Plan before the participant attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the participant's gross income.

Individual Retirement Account

The Fund offers a retirement account (the "IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Fund as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to an IRA for his or her nonworking spouse under age 70 1/2.

The general deductible limit for contributions to an IRA is the lesser of 100% of compensation or $2,000 ($2,250 total for the individual and the individual's nonworking spouse with two separate accounts). However, this limit is phased out for certain individuals who are active participants in an employer-maintained retirement plan. If such an individual is a married person with adjusted gross income ("AGI") on his or her joint return in excess of $40,000 but less than $50,000, or a single person with AGI in excess of $25,000 but less than $35,000, the individual's $2,000 deduction will be decreased proportionately. A married individual with AGI on his or her joint return of $50,000 or more, or a single individual with AGI of $35,000 or more, may not make any deductible contribution if he or she is an active participant in a retirement plan.

Even if the individual is not an active participant in a retirement plan, if his or her spouse is a participant in such a plan and if their AGI, filed jointly, is more than $40,000, the individual and his or her spouse will both be subject to the phase-out discussed above. If neither the individual nor his or her spouse is a participant in an employer-sponsored retirement plan, or if their AGI is less than the $40,000 or $25,000 amounts discussed above, the individual may continue to make deductible contributions of up to the lesser of $2,000 ($2,250), or 100% of compensation.

Nondeductible contributions to the IRA may be made to the extent an individual is unable to make a deductible contribution under the phase-out rules discussed above. In addition, an individual may rollover to the IRA funds (in any amount) that he or she has received in a qualifying distribution from an employer's retirement plan.

The individual's IRA assets (and earnings thereon) may generally not be withdrawn (without the individual's incurring an additional 10% tax on the amount included in the individual's gross income) until age 59 1/2. Earnings on amounts contributed to the IRA are not taxed until distributed.

403(b)(7) Retirement Plan

The Fund offers a plan (the "403(b)(7) Plan") for use by schools, hospitals, and certain other tax-exempt organizations or associations who wish to use shares of the Fund as a funding medium for a retirement plan for their employees. Contributions are made to the 403(b)(7) Plan based on a reduction of the employee's regular compensation. Such contributions, to the extent they do not exceed applicable limitations (including a generally applicable limitation of $9,500 per year), are excludable from the gross income of the employee for Federal income tax purposes. Assets withdrawn from the 403(b)(7) Plan are subject to Federal income tax and to the additional 10% tax on early withdrawals discussed above under "Defined Contribution Plans".

General Information

In all these Plans, distributions of net investment income and capital gains will be automatically reinvested in the Fund.

The Custodian of the plans is Semper Trust Company ("Semper"), Plymouth Meeting, Pennsylvania. Fund/Plan Services, Inc. serves as the fiduciary agent for Semper and in such capacity is responsible for all record keeping, applicable tax reporting and fee collection in connection with the plan accounts. Fund/Plan Services, Inc. is also the transfer agent for the Funds. The Custodian is entitled to deduct its fees and administrative expenses by liquidating shares annually in September, unless the annual maintenance fee is paid separately to Fund/Plan Services, Inc. The annual maintenance fee is currently $12.00 per plan account. This fee may be amended without notice by Stratton Management Company, the Custodian or Fund/Plan Services, Inc. in the future.

The foregoing brief descriptions are not complete or definitive explanations of the Defined Contribution, IRA, or 403(b)(7) Plans available for investment in the Fund. Any person who wishes to establish a retirement plan account may do so by contacting the Fund directly. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. Since all these Plans involve setting aside assets for future years, it is important that investors consider their needs and whether the investment objective of the Fund as described in this Statement of Additional Information and in the Prospectus is most likely to fulfill them.
The Fund recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

                                  UNDERWRITER

The Fund has entered into an Underwriting Agreement with Fund/Plan Broker Services, Inc. ("FPBS"). FPBS acts as an underwriter of the Fund's shares for the purpose of facilitating the registration of shares. In this regard, FPBS has agreed at its own expense to qualify as a broker/dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to FPBS as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

FPBS is a broker/dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc. FPBS is an affiliate of the Advisor inasmuch as both the Underwriter and the Advisor are under common control.

For the services to be provided under the Underwriting Agreement in facilitating the registration of the Fund shares under state securities laws, FPBS has received an annual fee of $3,000 for providing these services in each of the last three fiscal years. This fee is included in the net expenses of the Fund. The Fund shall continue to bear the expense of all filing or registration fees incurred in connection with the registration of shares of the Fund under state securities laws. The Fund pays no compensation to FPBS for its assistance in sales of Fund shares. The Advisor pays certain out-of-pocket expenses, plus the cost for each employee to be licensed as a Registered
Representative by FPBS.

The Underwriting Agreement may be terminated by either party upon 60 days prior written notice to the other party, and if so terminated, the pro-rata portion of the unearned fee will be returned to the Fund.

                    ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situation.

As stated in the Prospectus, the Fund intends to qualify as a regulated investment company under the Internal Revenue Code for each taxable year. The Fund will not be treated as a regulated investment company for a taxable year if, among other things, the Fund derives 30% or more of its gross income from the sale or other disposition of securities and certain other investments held for less than three months.

Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%; although because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for certain taxpayers may be more than 39.6% in certain circumstances. Net long-term capital gains are taxed at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any fiscal year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders, to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

               ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the Fund's total return may be quoted in advertisements, shareholder reports or other communications to shareholders.

TOTAL RETURN CALCULATIONS

The Fund computes its average annual total return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial investment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

This calculation can be expressed as follows:


                              ERV
                        T= [(-----) /1/n/ -1]
                               P

Where:     T     =  average annual total return.

           ERV   =  ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 investment made at the beginning of the period.

           P     =  hypothetical initial investment of $1,000.

           n     =  period covered by the computation, expressed in terms of years.

The Fund computes its aggregate total return by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.

The formula for calculating aggregate total return is as follows:

                                      (ERV-P)
                                  A= ---------
                                         P

  Where:   A     =   aggregate total return.

           ERV   =   ending redeemable value at end of the period
                     covered by the computation of a hypothetical
                     $1,000 investment made at the beginning of the period.

           P     =   hypothetical initial investment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Since performance will fluctuate, performance data for the Fund cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Based on the foregoing calculations, the average annual total returns for the Fund for the one year, five year and ten year periods ended May 31, 1995 were 18.6%, 10.2% and 11.0% respectively. The aggregate total returns for the same five year and ten year periods were 62.8% and 184.0%, respectively.

                                 MISCELLANEOUS

As of August 31, 1995, James W. Stratton owned of record and beneficially or exercised voting control over 126,128 shares, or 8.5% of the outstanding shares of the Fund. As of the same date, Greenco, located at

P.O. Box 2961, Harrisburg, Pennsylvania, was the record owner of 92,978 shares or 6.3% of the outstanding shares of the Fund. However, at such date, no other single shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund.
                              FINANCIAL STATEMENTS

The financial statements of the Fund, which appear in this Statement of Additional Information and the Financial Highlights which appears in the Fund's Prospectus were examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears elsewhere herein, and have been included herein and in the Fund's Prospectus in reliance upon the report of said firm of accountants given upon their authority as experts in accounting and auditing.

                             FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.



                                                                             Years ended May 31,
                                                          -----------------------------------------------------------------
                                                            1995          1994         1993           1992           1991
                                                          --------      --------     --------       --------       --------
Net Asset Value, Beginning of Year......................    $20.65        $20.89       $20.55         $19.75         $19.66
                                                          --------      --------     --------       --------       --------
 Income From Investment Operations
 Net investment income..................................     0.537         0.510        0.560          0.640          0.720
 Net gains on securities (both realized
  and unrealized).......................................     2.978         0.665        1.160          1.320          0.650
                                                          --------      --------     --------       --------       --------
   Total from investment operations.....................     3.515         1.175        1.720          1.960          1.370
                                                          --------      --------     --------       --------       --------
 Less Distributions
 Dividends (from net investment
  income)...............................................    (0.540)       (0.510)      (0.565)        (0.725)        (0.820)
 Distributions (from capital gains).....................    (1.275)       (0.905)      (0.815)        (0.435)        (0.460)
                                                          --------      --------     --------       --------       --------
   Total distributions..................................    (1.815)       (1.415)      (1.380)        (1.160)        (1.280)
                                                          --------      --------     --------       --------       --------

Net Asset Value, End of Year............................    $22.35        $20.65       $20.89         $20.55         $19.75
                                                          ========      ========     ========       ========       ========
Total Return............................................    18.61%         5.92%        8.91%         10.57%          7.58%

Ratios/Supplemental Data
 Net assets, end of year (in 000's).....................   $31,719       $25,475      $25,315        $25,311        $25,111
 Ratio of expenses to average
  net assets............................................     1.31%         1.34%        1.39%          1.35%          1.41%
 Ratio of net investment
  income to average net assets..........................     2.70%         2.51%        2.76%          3.20%          3.94%
 Portfolio turnover rate................................    42.54%        49.81%       35.34%         59.76%         56.78%

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of Stratton Growth Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of Stratton Growth Fund, Inc., including the schedule of investments, as of May 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Growth Fund, Inc. as of May 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


Philadelphia, PA
June 9, 1995                                        TAIT, WELLER & BAKER

                         NOTES TO FINANCIAL STATEMENTS
                                 May 31, 1995



Note 1. - Significant Accounting Policies - Stratton Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek possible growth of capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into or exchangeable for common stock. Due to the inherent risks of investments there can be no assurance that the objective of the Fund will be achieved. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments and Related Income: The investments in securities are carried at market value in the accompanying financial statements. Securities traded on a national exchange or securities quoted on the NASD National Market System are valued at the last sale price. Other over-the-counter securities and securities traded on exchanges for which there is no sale valued at the mean between the closing bid and asked prices. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are based on the specific identification method for both financial reporting and federal income tax purposes.

Federal Income Taxes: No provision is made for federal income taxes as the Fund intends to qualify as a regulated investment company and to make the requisite distribution of taxable income to its shareholders, which will be sufficient to relieve it from all or substantially all federal income taxes.

Note 2. - During the year ended May 31, 1995, the Fund paid advisory fees aggregating $189,594 to Stratton Management Company, (the "Advisor"). Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Fund and pays the salaries of the Fund's officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, the Fund pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement to offset a significant portion of the cost of certain administrative responsibilities delegated to Fund/Plan Services, Inc. Because of certain undertakings to comply with various state securities laws, if in any fiscal year the expenses of the Fund (excluding taxes, brokerage commissions and interest) exceed 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the net $70 million and 1 1/2% of the remaining, the Advisor shall reimburse the Fund for such excess. Certain officers and directors of the Fund are also officers and directors of the Advisor. None of the Fund's officers receives compensation from the Fund.

The Fund's Transfer Agent, Fund/Plan Services, Inc. ("Fund/Plan"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Fund are shareholders of FinDaTex, Inc. Fund/Plan received fees of $28,724 for providing shareholder services, $30,000 for certain administrative services and $20,000 for accounting/pricing services during the year ended May 31, 1995. Pursuant to an agreement between The Bank of New York, (the "Custodian"), and Fund/Plan, the Custodian reallows a portion of its custody fee to Fund/Plan for certain services delegated to Fund/Plan. The amount is not readily determinable. Fund/Plan Broker Services, Inc. serves as the Fund's principal underwriter and receives no fees for services in assisting in sales of the Fund's shares but does receive an annual fee of $3,000 for its services in connection with the registration of the Fund's shares under state securities laws.

Note 3. - Purchases and sales of securities, excluding short-term notes, aggregated $14,246,762 and $10,729,779, respectively, for the year ended May 31, 1995.

                      STATEMENT OF CHANGES IN NET ASSETS
                          For the Years Ended May 31,


                                                       1995          1994
                                                    -----------   -----------
OPERATIONS
 Net investment income........................     $    737,061  $    620,174
 Net realized gain on investments.............        1,177,804     2,109,557
 Net increase (decrease) in unrealized
  appreciation of investments.................        2,819,135    (1,295,859)
                                                   ------------  ------------
      Net increase in net assets
       resulting from operations..............        4,734,000     1,433,872


DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net investment income
  ($.540 and $.510 per share, respectively)...         (692,621)     (611,090)
 Distributions from net realized gains
  from security transactions ($1.275 and
  $.905 per share, respectively)..............       (1,590,137)   (1,081,416)

CAPITAL SHARE TRANSACTIONS
 Net increase in net assets derived from
  the net change in the number of outstanding
  shares (a)..................................        3,793,151       418,409
                                                   ------------  ------------
      Total increase in net assets............        6,244,393       159,775

NET ASSETS AT THE BEGINNING OF THE YEAR.......       25,474,788    25,315,013
                                                   ------------  ------------

NET ASSETS AT THE END OF THE YEAR
 (including undistributed net investment income
  of $365,355 and $320,915, respectively).....     $ 31,719,181  $ 25,474,788
                                                   ============  ============


(a) A summary of capital share transactions follows:

                                             Years Ended May 31,
                                 ----------------------------------------------
                                         1995                   1994
                                 ---------------------   ----------------------
                                   Shares     Value        Shares      Value
                                 ---------  ----------   ----------  ----------
Shares issued..................    251,048  $5,232,197      139,168  $2,845,500

Shares reinvested from net
 investment income and capital
 gains distributions...........    102,301   1,968,319       72,130   1,451,800
                                 ---------  ----------    ---------  ----------
                                   353,349   7,200,516      211,298   4,297,300
Shares redeemed................   (167,783) (3,407,365)    (189,761) (3,878,891)
                                 ---------  ----------    ---------  ----------
      Net increase.............    185,566  $3,793,151       21,537  $  418,409
                                 =========  ==========    =========  ==========

                See accompanying notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                 May 31, 1995

ASSETS
  Investments in securities at market value
    (identified cost $26,247,995) (Note 1)...................  $ 32,589,125
  Cash                                                              102,528
  Dividends and interest receivable..........................       184,813
  Receivable for capital stock sold..........................           250
  Receivable for securities sold.............................       299,795
                                                                -----------
    Total Assets.............................................    33,176,511
                                                                ===========

LIABILITIES
  Payable for securities purchased...........................     1,403,078
  Payable for capital stock redeemed.........................        31,746
  Accrued expenses...........................................        22,506
                                                                -----------
    Total Liabilities........................................     1,457,330
                                                                -----------

NET ASSETS
  Applicable to 1,419,210 shares; $.10 par value;
   10,000,000 shares authorized..............................  $ 31,719,181
                                                                ===========
  Net asset value, offering and redemption price per share
   ($31,719,181 / 1,419,210 shares)..........................  $      22.35
                                                                ===========

SOURCE OF NET ASSETS
  Paid-in capital............................................  $ 24,028,056
  Undistributed net investment income........................       365,355
  Accumulated net realized gain on investments...............       984,640
  Net unrealized appreciation of investments.................     6,341,130
                                                                -----------
    Net Assets...............................................  $ 31,719,181
                                                                ===========

___________________________________________________________________________

                            STATEMENT OF OPERATIONS
                            Year Ended May 31, 1995

INCOME
  Dividends..................................................  $    966,697
  Interest...................................................       128,251
                                                                -----------
    Total Income.............................................     1,094,948
                                                                -----------

EXPENSES
  Advisory fees (Note 2).....................................       189,594
  Administrative services fee (Note 2).......................        30,000
  Shareholder services fee (Note 2)..........................        28,724
  Registration fees (Note 2).................................        24,735
  Accounting/Pricing services fees (Note 2)..................        20,000
  Custodian fees (Note 2)....................................        16,476
  Audit fees.................................................        14,584
  Printing and postage fees..................................        11,269
  Directors' fees............................................         7,326
  Taxes other than income taxes..............................         5,896
  Legal fees.................................................         4,709
  Miscellaneous fees.........................................         4,574
                                                                -----------
    Total Expenses...........................................       357,887
                                                                -----------
      Net Investment Income..................................       737,061
                                                                -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments...........................     1,177,804
  Net increase in unrealized appreciation of investments.....     2,819,135
                                                                -----------
    Net gain on investments..................................     3,996,939
                                                                -----------
      Net increase in net assets resulting from operations...  $  4,734,000
                                                                ===========


                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS                                           MAY 31, 1995


                                                                 Market
Number of                                                        Value
 Shares                           Security                      (Note 1)
---------                         --------                     ----------
                COMMON STOCKS - 93.0% (continued)

                Insurance/Services - 6.8%
    20,000      American General Corp. .................   $      690,000
    15,000      Aon Corp. ..............................          547,500
    20,000      Lincoln National Corp. .................          905,000
                                                            -------------
                                                                2,142,500
                                                            -------------

                Metals - 8.1%
    23,000      Carpenter Technology Corp. .............        1,477,750
    20,000      Phelps Dodge Corp. NY...................        1,102,500
                                                            -------------
                                                                2,580,250
                                                            -------------

                Paper - 12.8%
    45,000      Federal Paper Board Co., Inc. ............      1,462,500
    15,000      Potlatch Corp. ...........................        643,125
    30,000      Westvaco Corp. ...........................      1,282,500
    15,000      Weyerhaeuser Co. .........................        658,125
                                                            -------------
                                                                4,046,250
                                                            -------------

                Total Common Stocks (cost $23,167,995)...      29,509,125
                                                            -------------


 Principal
  Amount
-----------
                SHORT-TERM NOTES - 9.7%

$  400,000      Associates Corp. of North America Note
                  6.15% due 06/01/95.....................         400,000
$  600,000      Ford Motor Credit Corp. Note 5.97% due
                  06/02/95...............................         600,000
$1,040,000      General Electric Capital Corp. Note 5.98%
                  due 06/07/95...........................       1,040,000
$1,040,000      American Express Credit Corp. Note 5.96%
                  due 06/14/95...........................       1,040,000
                                                            -------------

                Total Short-Term Notes (cost $3,080,000).       3,080,000
                                                            -------------
                Total Investments - 102.7%
                 (cost $26,247,995)*.....................      32,589,125

                Liabilities in Excess of Cash and Other
                 Assets - (2.7%).........................        (869,944)
                                                            -------------
                NET ASSETS - 100.0%......................  $   31,719,181
                                                            =============

* Aggregate cost for federal income tax purposes is $26,247,995; and net unrealized appreciation is as follows:


                Gross unrealized appreciation............ $   6,341,130
                Gross unrealized depreciation............             0
                                                           ------------
                    Net unrealized appreciation.......... $   6,341,130
                                                           ============

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS                                           MAY 31, 1995

                                                                  Market
Number of                                                          Value
 Shares                         Security                         (Note 1)
---------                       --------                       -------------
                COMMON STOCKS - 93.0%

                Banking/Financial - 16.6%
 25,000         Beneficial Corp. ...........................   $  1,112,500
 30,000         Comerica, Inc. .............................        948,750
 40,000         CoreStates Financial Corp. .................      1,330,000
 25,000         Meridian Bancorp. Inc. .....................        800,000
 40,000         PNC Bank Corp. .............................      1,080,000
                                                                -----------
                                                                  5,271,250
                                                                -----------
                Business Services - 5.7%
 30,000         American Express Co. .......................      1,068,750
 20,000         Pitney Bowes, Inc. .........................        740,000
                                                                -----------
                                                                  1,808,750
                                                                -----------

                Capital Goods/Technology - 8.5%
 90,000         EG & G, Inc. ...............................      1,631,250
 20,000         Harris Corp. ...............................      1,062,500
                                                                -----------
                                                                  2,693,750
                                                                -----------
                Chemical - 6.4%
 10,000         Du Pont (E.I.) De Nemours & Co. ............        678,750
 25,000         Olin Corp. .................................      1,350,000
                                                                -----------
                                                                  2,028,750
                                                                -----------
                Consumer Products - 11.8%
 14,000         Kimberly-Clark Corp. .......................        840,000
 50,000         Sturm, Ruger & Co., Inc. ...................      1,456,250
 20,000         Tambrands, Inc. ............................        857,500
 20,000         UST, Inc. ..................................        597,500
                                                                -----------
                                                                  3,751,250
                                                                -----------
                Energy - 6.0%
 10,000         Exxon Corp. ................................        713,750
 12,000         Mobil Corp. ................................      1,204,500
                                                                -----------
                                                                  1,918,250
                                                                -----------
                Health Care - 10.3%
 10,000         American Home Products Corp. ...............        736,250
 20,000         Shared Medical Systems Corp. ...............        667,500
 20,000         U.S. Healthcare, Inc. ......................        621,250
 15,000         Warner-Lambert Co. .........................      1,243,125
                                                                -----------
                                                                  3,268,125
                                                                -----------


                See accompanying notes to financial statements.

                                      39